Prospectus Supplement	March 31, 2023

Putnam Sustainable Retirement Funds

Prospectus dated February 10, 2023

Effective immediately, the fifth paragraph under the heading “Investments” in the description of Putnam PanAgora ESG International Equity ETF (“PanAgora International Equity ETF”) and Putnam PanAgora Emerging Markets Equity ETF (“PanAgora Emerging Markets Equity ETF”) that appears in the section What are the funds’ and each underlying fund’s main investment strategies and related risks? is deleted in its entirety and replaced with the following:

PanAgora International Equity ETF will not invest in securities of companies that PanAgora, based on third-party data, determines at the time of investment to have a severe ESG risk rating (which measures a company’s exposure to industry-specific material ESG risks and how well a company is managing those risks), to have a category 5 controversy rating (an assessment of a company’s involvement in incidents with negative ESG implications), to be classified as non-compliant under the United Nations Global Compact principles, or to be substantially engaged in Arctic drilling or in the thermal coal, palm oil, controversial weapons or tobacco industries (each, a “PPIE Restricted Company”). In addition, at the time of any periodic rebalancing of PanAgora International Equity ETF’s portfolio, the fund will dispose of its position in any security that, at that time, PanAgora determines to be a PPIE Restricted Company.

PanAgora Emerging Markets Equity ETF will not invest in securities of companies that PanAgora, based on third-party data, determines at the time of investment to have a category 5 controversy rating (an assessment of a company’s involvement in incidents with negative ESG implications) or to be substantially engaged in Arctic drilling or in the thermal coal, palm oil, controversial weapons or tobacco industries (each, a “PPEM Restricted Company”). In addition, at the time of any periodic rebalancing of the fund’s portfolio, the fund will dispose of its position in any security that, at that time, PanAgora determines to be a PPEM Restricted Company. Further, the fund will not purchase securities of any company that PanAgora, based on third-party data, determines at the time of investment to have a severe ESG risk rating (which measures a company’s exposure to industry-specific material ESG risks and how well a company is managing those risks) or to be classified as non-compliant under the United Nations Global Compact principles (each, a “PPEM Benchmark-Constrained Company”) if, immediately following such purchase, the fund would have an overweight position in the PPEM Benchmark-Constrained Company relative to its benchmark. In addition, at the time of any periodic rebalancing of PanAgora Emerging Markets Equity ETF’s portfolio, the fund will dispose of the overweight portion (relative to its benchmark) of its position in any security that, at that time, PanAgora determines to be a PPEM Benchmark-Constrained Company.

Under normal circumstances, PanAgora International Equity ETF invests at least 80% of its net assets in equity securities of companies that meet PanAgora’s ESG criteria, and PanAgora Emerging Markets Equity ETF invests at least 80% of its net assets in equity securities of emerging markets companies that meet PanAgora’s ESG criteria. PanAgora will assign each company an ESG rating using proprietary ESG scores. In order to meet PanAgora’s ESG criteria for PanAgora International Equity ETF, a company must have an ESG score above 0, reflecting more positive characteristics, and, on or after June 12, 2023, must also not be a PPIE Restricted Company. In order to meet PanAgora’s ESG criteria for PanAgora Emerging Markets Equity ETF, a company must have an ESG score above 0, reflecting more positive characteristics, and, on or after June 12, 2023, must also not be a PPEM Restricted Company or a PPEM Benchmark-Constrained Company. A negative ESG score indicates a lower (or worse) rating. PanAgora assigns companies an ESG score that ranges from –2 to +2, although the range of scores may change over time. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. PanAgora may not apply ESG criteria to investments that are not subject to each fund’s 80% policy, and such investments may not meet PanAgora’s ESG criteria.

In addition, effective immediately, the tenth paragraph under the heading “Investments” in the description of PanAgora ESG International Equity ETF and PanAgora Emerging Markets Equity ETF that appears in the section What are the funds’ and each underlying fund’s main investment strategies and related risks? is deleted in its entirety and replaced with the following:

PanAgora may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. While PanAgora may consider independent third-party data as a part of its analytical process (and currently uses third-party data in applying certain of the fund’s investment policies), the portfolio management team performs its own independent analysis of issuers, through its quantitative model and proprietary scoring system, and does not rely solely on third-party screens.

Shareholders should retain this Supplement for future reference.

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